UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 23, 2010 (February 17, 2010)

EMCLAIRE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-18464	25-1606091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

612 Main Street, Emlenton, PA	16373
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 867-2311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

a.
On February 17, 2010, Emclaire Financial Corp.’s (the Corporation) Board of Directors determined to dismiss its independent auditors, ParenteBeard LLC (ParenteBeard).  ParenteBeard will complete its engagement as independent auditor for the Corporation’s fiscal year ended December 31, 2009 upon the filing of the Corporation’s Form 10-K for the year ended December 31, 2009.  ParenteBeard’s report on the Corporation’s consolidated financial statements during the two most recent fiscal years preceding the date hereof contained no adverse opinion or a disclaimer of opinions, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  The decision to change accountants was approved by the Corporation’s Audit Committee.  During the last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Corporation and ParenteBeard on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or principles, which disagreement(s), if not resolved to the satisfaction of ParenteBeard, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Corporation within the last two fiscal years and the subsequent interim period to the date hereof.

The Corporation requested ParenteBeard to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  On February 23, 2010, the Corporation received such letter from ParenteBeard.  A copy is included as Exhibit 16.1.

b.	Effective February 17, 2010, the Corporation engaged Crowe Horwath LLP (Crowe Horwath) as its independent auditors for the fiscal year ending December 31, 2010.

The Corporation engaged Crowe Horwath to perform limited non-audit services related to the years ending December 31, 2009 and 2008.  The services performed during this period included preparation of consolidated federal and state tax returns, assisting management with quarterly estimated tax payments, effective tax rates, deferred tax inventory, tax related journal entries and discussions on tax matters related to a branch acquisition.  On occasion, Crowe Horwath also informally discussed with management of the Corporation general accounting topics and/or issues.

The nature of Crowe Horwath’s involvement with the Corporation as indicated above did not result in any conclusion on the type of  audit opinion(s) rendered or to be rendered, views expressed, management’s final decisions as to the accounting, auditing or financial reporting requirements nor a disagreement or reportable event.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter of ParenteBeard LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP.

Date: February 23, 2010	By:	/s/ Amanda L. Engles
Amanda L. Engles
Principal Accounting Officer Treasurer